                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                         Date of Report:  June 2, 1997


                              FIFTH DIMENSION INC.
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)





  New Jersey                         02532                       21-0717490
----------------                ---------------               ----------------
(State or other                 (Commission File              (I.R.S. Employer
 jurisdiction of                 Number)                       Identification
 incorporation)                                                Number)





         801 New York Avenue, Trenton, New Jersey          08638-3982
        ---------------------------------------------------------------
        (Address of Principal Executive Office)        (Zip Code)


              Registrant's Telephone Number, including Area Code:

                                (609) 393-8350
                              ------------------

Item 5:  Other Events
         ------------

         This is a follow up of Registrant's Form 10QSB of March 31, 1997, which stated that Registrant was negotiating the renewal of its credit line which expired as of April 30, 1997 and that failure to extend repayment of the current credit line balance and obtain adequate additional short term financing may result in the Registrant's inability to meet its cash obligations.

         On May 27, 1997, Registrant's lender notified Registrant that it will not advance additional funds to Registrant above the present level of the credit line or the outstanding term loan balance. The outstanding credit line has matured and the term loan will mature in August 1997. While Registrant's lender has indicated that it will not specifically renew or extend Registrant's credit line or term loan, the lender has not yet indicated that it has immediate plans to exercise its remedies under the credit line or term loan documents.

         At a special Board of Directors meeting held on May 28, 1997, Registrant's directors agreed to lend Registrant, on an unsecured basis and at market interest rate, a sum sufficient to meet Registrant's immediate cash obligations, approximately $120,000.

         To resolve the long term financial requirements of Registrant, Registrant is proceeding with plans to mortgage the property where Registrant's plant is located. While the property is presently unencumbered, the placement of a mortgage on the property requires the prior approval of Registrant's lender pursuant to the provisions of Registrant's credit line and term loan documents. The placement of a mortgage also requires an environmental assessment report which has not yet been completed. The face value of the mortgage will depend on an appraisal but is expected to be approximately $400,000. Registrant is also actively seeking other avenues of financing including equity investments from existing investors or outside sources and lenders. Registrant also expects the cash shortfall situation to ease once the shipments for the backlog under the Kearfott contract resume. In the event that Registrant is unsuccessful in its attempts to obtain new and additional financing, the result, as originally set forth in Registrant's Form 10QSB of March 31, 1997, could be Registrant's inability to meet its cash obligations.


Exhibits:  None

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Fifth Dimension Inc.
                                   -------------------------------
                                       (Registrant)


                                   -------------------------------
                                   By:   Craig E. Ebner
                                   Its:  President,
                                         Chief Executive Officer